UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ATRION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATRION CORPORATION ONE ALLENTOWN PARKWAY ALLEN, TX 75002 V08094-P87099 You invested in ATRION CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting to be held on May 23, 2023. Get informed before you vote View the Notice of 2023 Annual Meeting and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 23, 2023 10:00 AM CDT Atrion Corporation One Allentown Parkway Allen, TX 75002 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1 Your Vote Counts! ATRION CORPORATION 2023 Annual Meeting Vote by May 22, 2023 11:59 PM ET

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. Nominees: 1a. Emile A Battat For 1b. Ronald N. Spaulding For 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year 2023. For 3. Advisory vote to approve executive officer compensation. For 4. Advisory vote on the frequency of advisory voting to approve executive officer compensation. Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V08095-P87099